UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2016

HERSHA HOSPITALITY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive

Harrisburg, Pennsylvania 17102

 (Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

The Joint Venture

On April 29, 2016 (the “Closing Date”), Hersha Hospitality Trust (the “Company”) closed on the previously disclosed sale of seven premium limited service hotels located in Manhattan to a newly formed joint venture with Cindat Manhattan Hotel Portfolio (US) LLC (“Cindat Manhattan”), an affiliate of Cindat Capital Management Limited (together with Cindat Manhattan and their respective affiliates, “Cindat”), pursuant to seven asset purchase and contribution agreements (collectively, the “Contribution Agreements”) previously attached as Exhibits 10.1 through 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on February 4, 2016.

The joint venture is comprised of two entities: Cindat Hersha Owner JV LLC (“Owner JV”) and Cindat Hersha Lessee JV LLC (“Lessee JV”).  Owner JV, through its subsidiaries, acquired the following seven hotels: the Hampton Inn Herald Square, the Hampton Inn Chelsea, the Hampton Inn Times Square, the Holiday Inn Express Times Square, the Candlewood Suites Times Square, the Holiday Inn Wall Street and the Holiday Inn Express Water Street (each a “JV Property,” and collectively, the “JV Properties”), collectively comprising 1,087 keys in the aggregate.

Owner JV is governed by an amended and restated operating agreement (the “Owner JV Agreement”) between HCIN NYC Owner, LLC, a wholly owned indirect subsidiary of the Company, and Cindat Manhattan. Lessee JV is the indirect parent company of the seven entities that serve as lessees for each JV Property, and is governed by an amended and restated operating agreement (the “Lessee JV Agreement,” and together with the Owner JV Agreement, the “JV Agreements”) between HCIN NYC Lessee, LLC, a wholly owned indirect subsidiary of the Company, and Cindat Manhattan.

The JV Agreements provide that all decisions on behalf of the Owner JV and the Lessee JV will be made jointly by Cindat and the Company, subject to certain exceptions.

Subject to certain exceptions, the Owner JV Agreement generally provides that Owner JV will distribute its Operating Cash Flow as follows:

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First, 100% to the Company until it has received aggregate distributions from the Owner JV in an amount equal to a nine percent (9%) non-cumulative annual return on the Company’s $37.0 million of  Preferred Contributions;

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Second, to the Cindat Member until it and the Cindat Lessee JV Member collectively have received aggregate distributions from Owner JV and Lessee JV in an amount equal to a return on the Cindat Member’s Common Contribution and the Cindat Lessee JV Member’s Lessee JV Capital Contribution at the non-cumulative annual rate of:

o	10% through the first anniversary of the Closing Date;
o	9.5% from the first anniversary through the second anniversary of the Closing Date;
o	9% from the second anniversary through the third anniversary of the Closing Date;
o	8.5% from the third anniversary through the fourth anniversary of the Closing Date; and
o	8% thereafter;
•	Third, to the Company until it has received aggregate distributions from Owner JV and the Lessee JV in amount equal to an 8% non-cumulative annual return on the Company’s Common Contribution; and
•	Thereafter, 70% to Cindat and 30% to the Company.

The Owner JV Agreement further provides that Owner JV will distribute its Extraordinary Cash Flow (which includes proceeds of asset sales and refinancings) as follows:

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First, 100% to the Company until the Company has realized a nine percent (9%) cumulative, annually compounding IRR on the Company’s $37.0 million of Preferred Contributions, inclusive of distributions of Operating Cash Flow;

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Second, to the Cindat Member until it and the Cindat Lessee JV Member collectively have received a 10% cumulative IRR on the Cindat Member’s Common Contribution and the Cindat Lessee JV Member’s Lessee JV capital contributions to the Lessee JV, taken as a whole;

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Third, to the Hersha Member, until it and the Hersha Lessee JV Member collectively have realized a 10% cumulative IRR on the Hersha Member’s Common Contribution and the Hersha Lessee JV Member’s capital contributions to the Lessee JV, taken as a whole; and

•	Thereafter, 50% to each Common Member, irrespective of their respective Percentage Interests.

Under the Owner JV Agreement, at any time commencing after the three year anniversary of the Closing Date, and subject to certain rights specified therein, the Cindat Member shall have the right (a) to cause the Owner JV to sell one or more, but fewer than all, of its hotel properties; or (b) to cause the Owner JV  to sell its entire portfolio of hotel properties.  In each (a) and (b), or if either the Cindat Member or the Company received an unsolicited offer to sell, each of the Cindat Member and the Company will have, subject to certain conditions, a right of first offer to purchase the other member’s interests or the properties owned by the applicable joint venture, as applicable, to be sold to a third party.

The foregoing descriptions of the JV Agreements are not complete and are qualified in their entirety by reference to the terms of each JV Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.  Capitalized terms used above and not defined herein have the definitions provided in the JV Agreements.

The Loan Agreements

On the Closing Date,  Owner JV closed on a $280,000,000 term loan (the “Term Loan”) to finance the acquisition of the JV Properties.  The Term Loan is evidenced by a Term Loan Agreement (the “Term Loan Agreement”) by and among HCIN Maiden Hotel Associates, LLC, HCIN Water Street Associates, LLC, HCIN Chelsea Grand East Associates, LLC, HCIN Herald Square Associates, LLC, HCIN Duo Three Associates, LLC, HCIN Duo Two Associates, LLC and HCIN Duo One Associates, LLC (collectively, the “Mortgage Borrower”), as borrower, HCIN Maiden Hotel Lessee, LLC, HCIN Water Street Lessee, LLC, HCIN Chelsea Grand East Lessee, LLC, HCIN Herald Square Lessee, LLC, HCIN Duo Three Lessee, LLC, HCIN Duo Two Lessee, LLC and HCIN Duo One Lessee, LLC (collectively, the “Operating Lessee”), as operating lessee, Natixis Real Estate Capital LLC (“Mortgage Lender”), as lender, Compass Bank (“Documentation Agent”), as documentation agent, and Manufacturers and Traders Trust Company (“Syndication Agent”), as syndication agent.  The Owner JV also closed on a $5,000,000 project loan (the “Project Loan,” and together with the Term Loan, the “Mortgage Loan”) on the Closing Date.  The Project Loan is evidenced by a Project Loan Agreement (the “Project Loan Agreement”) by and among the Mortgage Borrower, the Operating Lessee, the Mortgage Lender, the Documentation Agent and the Syndication Agent.  The Project Loan is to be advanced in accordance with the terms of the Project Loan Agreement.

The Mortgage Loan is for a term of 36 months, subject to two 12-month extensions which may be exercised at the Mortgage Borrower’s option, subject to specified conditions.  The Mortgage Loan is a floating rate loan, calculated on an actual/360 basis and is payable monthly.  The interest rate for the Mortgage Loan is a spread of 2.45% plus the greater of one-month LIBOR and 0.30%.  As a condition to closing, the Mortgage Borrower was required to purchase an interest rate cap.  The Mortgage Loan is non-recourse, subject to specified exceptions, with the collateral for the Mortgage Loan including a first mortgage on the Mortgage Borrower’s fee interest in the JV Properties.  The Mortgage Loan had a structuring fee of approximately $2.2 million paid at closing, and an annual administrative fee of $150,000.  The Company is a non-recourse carve-out guarantor for the Mortgage Loan.

Also on the Closing Date, the Owner JV closed on a mezzanine loan (the “Mezzanine Loan”) to finance the acquisition of the seven hotels.  The Mezzanine Loan is evidenced by, among other documents, a Mezzanine Loan Agreement (the “Mezzanine Loan Agreement”) by and among Cindat Hersha Owner JV Associates, LLC (“Mezzanine Borrower”), as borrower, Cindat Hersha Lessee JV Associates, LLC (“Operating Lessee Owner”), as operating lessee owner, and Hersha Mezz Gap Lender, LLC, as lender.

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The Mezzanine Loan is for the aggregate maximum principal amount of $50,000,000 and is for a term of 36 months, subject to two 12-month extensions which may be exercised at the Mezzanine Borrower’s option, subject to specified conditions.  The Mezzanine Loan is non-recourse, subject to specified exceptions.  The interest rate for the Mezzanine Loan is a spread of 9.00% plus the greater of one-month LIBOR and 0.30%.  As a condition to closing, the Mezzanine Borrower was required to purchase an interest rate cap.  The Mezzanine Loan had a structuring fee of $500,000 payable at closing, and an annual administrative fee of $15,000.  The Company is a non-recourse carve-out guarantor for the Mezzanine Loan.

The foregoing descriptions of the Term Loan, the Project Loan and the Mezzanine Loan are not complete and are qualified in their entirety by reference to the entire Term Loan Agreement, Project Loan Agreement and Mezzanine Loan Agreement, respectively, copies of which are attached hereto as Exhibits 10.3, 10.4 and 10.5, respectively.  Capitalized terms used herein and not defined above have the meanings set forth in Exhibits 10.3, 10.4 and 10.5 hereto.

Item 2.01.  Completion of Acquisition or Disposition of Assets

The disclosure set forth under Item 1.01 above is herein incorporated by reference.

The JV Properties are as follows:

Hotel	Number of Rooms	Location
Holiday Inn Express Times Square	210	New York, NY
Candlewood Suites Times Square	188	New York, NY
Hampton Inn Times Square	184	New York, NY
Hampton Inn Chelsea	144	New York, NY
Hampton Inn Herald Square	136	New York, NY
Holiday Inn Wall Street	113	New York, NY
Holiday Inn Express Wall Street	112	New York, NY
Total	1,087

Under the terms of the Contribution Agreements, the Company contributed the JV Properties and Cindat contributed cash equal to 70% of the remaining purchase price. In addition, the Company holds a $37.0 million preferred equity interest in the Owner JV that provides for a 9% cumulative return. Upon closing, the Company received a distribution from the joint venture in the amount of Cindat’s contributed cash and the Company’s 30% interest in the net proceeds from joint venture borrowings.

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Item 9.01.  Financial Statements and Exhibits

(b)Pro Forma Financial Information

See Exhibit 99.1 which contains an unaudited pro forma consolidated balance sheet as of March 31, 2016, and an unaudited pro forma consolidated statement of operations for the three months ended March 31, 2016 and for the year ended December 31, 2015.  Such pro forma financial information is incorporated by reference herein.

(c)Exhibits

Exhibit No.	Description
10.1	Amended and Restated Operating Agreement of Cindat Hersha Owner JV LLC, dated as of April 29, 2016, by and between Cindat Manhattan Hotel Portfolio (US) LLC and HCIN NYC Owner, LLC.
10.2	Amended and Restated Operating Agreement of Cindat Hersha Lessee JV LLC, dated as of April 29, 2016, by and between Cindat Manhattan Hotel Portfolio (US) LLC and HCIN NYC Lessee, LLC.
10.3

Term Loan Agreement, dated as of April 29, 2016, between HCIN Maiden Hotel Associates, LLC, HCIN Water Street Associates, LLC, HCIN Chelsea Grand East Associates, LLC, HCIN Herald Square Associates, LLC, HCIN Duo Three Associates, LLC, HCIN Duo Two Associates, LLC and HCIN Duo One Associates, LLC, as borrower, HCIN Maiden Hotel Lessee, LLC, HCIN Water Street Lessee, LLC, HCIN Chelsea Grand East Lessee, LLC, HCIN Herald Square Lessee, LLC, HCIN Duo Three Lessee, LLC, HCIN Duo Two Lessee, LLC and HCIN Duo One Lessee, LLC, as operating lessee, Natixis Real Estate Capital LLC, as Lender, Compass Bank, as documentation agent, and Manufacturers and Traders Trust Company, as syndication agent.

10.4

Project Loan Agreement, dated as of April 29, 2016, between HCIN Maiden Hotel Associates, LLC, HCIN Water Street Associates, LLC, HCIN Chelsea Grand East Associates, LLC, HCIN Herald Square Associates, LLC, HCIN Duo Three Associates, LLC, HCIN Duo Two Associates, LLC and HCIN Duo One Associates, LLC, as borrower, HCIN Maiden Hotel Lessee, LLC, HCIN Water Street Lessee, LLC, HCIN Chelsea Grand East Lessee, LLC, HCIN Herald Square Lessee, LLC, HCIN Duo Three Lessee, LLC, HCIN Duo Two Lessee, LLC and HCIN Duo One Lessee, LLC, as operating lessee, Natixis Real Estate Capital LLC, as Lender, Compass Bank, as documentation agent, and Manufacturers and Traders Trust Company, as syndication agent.

10.5

Mezzanine Loan Agreement, dated as of April 29, 2016, between Cindat Hersha Owner JV Associates, LLC, as Borrower, Cindat Hersha Lessee JV Associates, LLC, as Operating Lessee Owner, and Hersha Mezz Gap Lender, LLC, as Lender.

99.1

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2016

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2016

Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2016

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2016

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date:  May 5, 2016By: /s/Michael R. Gillespie

Michael R. Gillespie

Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Operating Agreement of Cindat Hersha Owner JV LLC, dated as of April 29, 2016, by and between Cindat Manhattan Hotel Portfolio (US) LLC and HCIN NYC Owner, LLC.
10.2	Amended and Restated Operating Agreement of Cindat Hersha Lessee JV LLC, dated as of April 29, 2016, by and between Cindat Manhattan Hotel Portfolio (US) LLC and HCIN NYC Lessee, LLC.
10.3

Term Loan Agreement, dated as of April 29, 2016, between HCIN Maiden Hotel Associates, LLC, HCIN Water Street Associates, LLC, HCIN Chelsea Grand East Associates, LLC, HCIN Herald Square Associates, LLC, HCIN Duo Three Associates, LLC, HCIN Duo Two Associates, LLC and HCIN Duo One Associates, LLC, as borrower, HCIN Maiden Hotel Lessee, LLC, HCIN Water Street Lessee, LLC, HCIN Chelsea Grand East Lessee, LLC, HCIN Herald Square Lessee, LLC, HCIN Duo Three Lessee, LLC, HCIN Duo Two Lessee, LLC and HCIN Duo One Lessee, LLC, as operating lessee, Natixis Real Estate Capital LLC, as Lender, Compass Bank, as documentation agent, and Manufacturers and Traders Trust Company, as syndication agent.

10.4

Project Loan Agreement, dated as of April 29, 2016, between HCIN Maiden Hotel Associates, LLC, HCIN Water Street Associates, LLC, HCIN Chelsea Grand East Associates, LLC, HCIN Herald Square Associates, LLC, HCIN Duo Three Associates, LLC, HCIN Duo Two Associates, LLC and HCIN Duo One Associates, LLC, as borrower, HCIN Maiden Hotel Lessee, LLC, HCIN Water Street Lessee, LLC, HCIN Chelsea Grand East Lessee, LLC, HCIN Herald Square Lessee, LLC, HCIN Duo Three Lessee, LLC, HCIN Duo Two Lessee, LLC and HCIN Duo One Lessee, LLC, as operating lessee, Natixis Real Estate Capital LLC, as Lender, Compass Bank, as documentation agent, and Manufacturers and Traders Trust Company, as syndication agent.

10.5

Mezzanine Loan Agreement, dated as of April 29, 2016, between Cindat Hersha Owner JV Associates, LLC, as Borrower, Cindat Hersha Lessee JV Associates, LLC, as Operating Lessee Owner, and Hersha Mezz Gap Lender, LLC, as Lender.

99.1

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2016

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2016

Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2016

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2016

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015

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